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               VAN KAMPEN AMERICAN CAPITAL AGGRESSIVE GROWTH FUND
   SUPPLEMENT DATED MARCH 25, 1998 TO THE PROSPECTUS DATED OCTOBER 28, 1997,
        AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998 AND MARCH 9, 1998

    The Adviser will no longer continue the voluntary fee waiver and expense reimbursement; therefore, the section of the Prospectus captioned "ANNUAL FUND OPERATING EXPENSES AND EXAMPLE" is hereby restated as follows:

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ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
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
                                                  CLASS A    CLASS B    CLASS C
                                                  SHARES     SHARES     SHARES
                                                  -------    -------    -------
Management Fees (as a percentage of average
  daily net assets)............................    0.75%      0.75%      0.75%
12b-1 Fees(1) (as a percentage of average daily
  net assets)..................................    0.25%      1.00%(2)   1.00%(2)
Other Expenses (as a percentage of average
  daily net assets)............................    0.64%      0.65%      0.65%
Total Expenses (as a percentage of average
  daily net assets)............................    1.64%      2.40%      2.40%

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(1) Includes a service fee of up to 0.25% (as a percentage of net asset value)
    paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge for distribution-related expenses. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation. See "Distribution and Service Plans."

(2) Long-term Shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.
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EXAMPLE:

                                                   ONE    THREE   FIVE     TEN
                                                   YEAR   YEARS   YEARS   YEARS
                                                   ----   -----   -----   -----
You would pay the following expenses on a $1,000
  investment, assuming (i) an operating expense
  ratio of 1.64% for Class A Shares, 2.40% for
  Class B Shares and 2.40% for Class C Shares,
  (ii) 5.00% annual return and (iii) redemption
  at the end of each time period:
  Class A Shares.................................  $73    $106    $142    $241
  Class B Shares.................................  $74    $105    $143    $255*
  Class C Shares.................................  $34    $ 75    $128    $274
You would pay the following expenses on the same
  $1,000 investment assuming no redemption at the
  end of each period:
  Class A Shares.................................  $73    $106    $142    $241
  Class B Shares.................................  $24    $ 75    $128    $255*
  Class C Shares.................................  $24    $ 75    $128    $274

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* Based on conversion to Class A Shares after eight years.